                                                                        Ex 10.56
                             SUBORDINATION AGREEMENT


                  SUBORDINATION AGREEMENT dated as of December 14, 2000, between:

                  (i) each of the parties identified under the caption "SUBORDINATED CREDITORS" on the signature pages hereto (individually, a "Subordinated Creditor" and, collectively, the "Subordinated Creditors");

                  (ii) THE PRINCETON REVIEW, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); and

                  (iii) EXCEL BANK, N.A. ("Excel").

                  The Borrower and Excel are parties to a letter agreement dated as of September 20, 2000 (the "Commitment Letter"), providing, subject to the terms and conditions thereof and of the other Senior Debt Documents (as hereinafter defined), for loans to be made by Excel to the Borrower in an aggregate principal amount not exceeding $4,500,000.

                  The Obligors, certain lenders (together with their respective successors and assigns, the "Lenders") and Reservoir Capital Partners, L.P., as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent") are parties to a Loan Agreement dated as of December 14, 2000 (as modified and supplemented and in effect from time to time, the "Loan Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said lenders to the Borrower in an aggregate principal amount not exceeding $25,000,000.

                  It is a condition in the Commitment Letter that the Subordinated Creditors agree to subordinate the Subordinated Debt (as hereinafter defined) to the Senior Debt (as hereinafter defined), all in the manner and to the extent hereinafter provided. Accordingly, the parties hereto agree as follows:


                  Section 1.  Definitions.  As used herein:

                  "Collateral" has the meaning assigned to such term in the Senior Debt Documents.

                            SUBORDINATION AGREEMENT

                                      -2-
                  "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

                  "Promissory Note" means the Promissory Note, dated October 27, 2000, made by the Borrower to Excel in the amount of $4,500,000.

                  "Reorganization Debt Securities" means, with respect to each Obligor, debt or equity securities of such Obligor as reorganized or readjusted, or debt or equity securities of such Obligor (or any other company, trust or organization provided for by a plan of reorganization or readjustment succeeding to the assets and liabilities of such Obligor), that are subordinated, to at least the same extent as the Subordinated Debt, to the payment of all Senior Debt that will be outstanding after giving effect to such plan of reorganization or readjustment.

                  "Senior Debt" means the principal of, and interest on, the Promissory Note, and any other amounts owing under the Senior Debt Documents, including, without limitation, any amounts owing in respect of a breach of the representations, warranties or covenants thereunder by any Obligor. The term "Senior Debt" shall include any interest accruing for a period of up to twelve months (but not longer) after the date of any filing by any Obligor of any petition in bankruptcy or the commencing of any bankruptcy, insolvency or similar proceedings with respect to such Obligor, whether or not such interest is allowable as a claim in any such proceeding. Notwithstanding the foregoing, "Senior Debt" shall not include any obligations or other indebtedness of any Obligor that by its terms is expressly stated not to be superior in right of payment to the Subordinated Debt.

                  "Senior Debt Documents" means all agreements and undertakings made by the Obligors in connection with the indebtedness evidenced by the Promissory Note, including without limitation the Commitment Letter.

                  "Significant Event of Default" means any "Event of Default" under Section 5(a), 5(b) or 5(d) of the Promissory Note, provided, that in the event any of such provisions of the Promissory Note shall be modified or supplemented after the date hereof in a manner that makes such provisions materially more restrictive (from the standpoint of the Obligors), then a breach of such provision shall not be deemed a "Significant Event of Default" hereunder unless such breach would have resulted in an "Event of Default" under such provision as initially in effect.

                  "Subordinated Debt" means, collectively, (a) in the case of the Borrower, the principal and interest on the loans made by the Lenders to the Borrower and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Borrower under the Loan Agreement and the other Subordinated Debt Documents, (b) in the case of the Subsidiary Guarantors, all obligations of the Subsidiary Guarantors under the Loan Agreement and the other


                            SUBORDINATION AGREEMENT

                                      -3-
Subordinated Debt Documents (including, without limitation, in respect of their guarantee under Article III of the Loan Agreement), and (c) all obligations of the Obligors to the Lenders and the Administrative Agent hereunder.

                  "Subordinated Debt Documents" means all agreements and undertakings made by the Obligors in connection with the Loan Agreement.


                  Section 2.  Subordination.

                  2.01 Subordination of Subordinated Debt. Each Obligor, for itself and its successors and assigns, covenants and agrees, and each Subordinated Creditor, on its own behalf and on behalf of each subsequent holder of Subordinated Debt, likewise covenants and agrees, that, to the extent and in the manner set forth in this Agreement, the Subordinated Debt, and the payment from whatever source of the principal of, and interest on, the Subordinated Debt, are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Senior Debt.

                  2.02 Payment of Proceeds Upon Dissolution. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Obligor or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of any Obligor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Obligor, then and in any such event:

                  (1) the holders of Senior Debt shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Debt, or provision shall be made for such payment, before any Subordinated Creditor shall be entitled to receive any payment on account of principal of, or interest on, the Subordinated Debt;

                  (2) any payment or distribution of assets of such Obligor of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which any Subordinated Creditor would be entitled but for the provisions of this Agreement, including any such payment or distribution that may be payable or deliverable by reason of the payment of any other indebtedness of such Obligor being subordinated to the payment of the Subordinated Debt (other than Reorganization Debt Securities), shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Debt or their representative or representatives

                             SUBORDINATION AGREEMENT
         or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and interest on, the Senior Debt held or represented by the holders of Senior Debt, to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to holders of such Senior Debt; and

                  (3) in the event that, notwithstanding the foregoing provisions of this Section 2.02, any Subordinated Creditor shall have received, before all Senior Debt is paid in full in cash or payment thereof provided for, any such payment or distribution of assets of such Obligor of any kind or character, whether in cash, property or securities (other than Reorganization Debt Securities), including any such payment or distribution arising out of the exercise by any Subordinated Creditor of a right of set-off or counterclaim and any such payment or distribution received by reason of any other indebtedness of such Obligor being subordinated to the Subordinated Debt, then, and in such event, such payment or distribution shall be held in trust for the benefit of, and shall be immediately paid over or delivered to, the holders of Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and interest on, the Senior Debt held or represented by each holder of Senior Debt, to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

                  The consolidation of any Obligor with, or the merger of any Obligor into, another corporation (or other entity) or the liquidation or dissolution of such Obligor following the conveyance or transfer of its properties and assets substantially as an entirety to another corporation (or other entity) shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of such Obligor for purposes of this Agreement.

                  2.03 No Payment of Subordinated Debt. In the event that (a) any payment with respect to any principal of or interest on any Senior Debt is not made when due, whether at stated maturity, by mandatory prepayment, by acceleration, or otherwise (each, such failure a "Senior Debt Payment Default") or (b) unless the foregoing clause (a) shall apply, any Significant Event of Default with respect to any Senior Debt shall have occurred and be continuing permitting the holders of such Senior Debt to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable, then no payment on account of the principal of, or interest on, the Subordinated Debt (and no payment on account of the purchase or

                             SUBORDINATION AGREEMENT
redemption or other acquisition of the Subordinated Debt) shall be made by or on behalf of any Obligor, and no action will be taken by any Subordinated Creditor in respect of the Collateral other than the initiation of judicial proceedings against any Obligor

                  (x) in case of a Senior Debt Payment Default described in clause (a) of this Section 2.03, unless and until such payment shall have been made or the holders of such Senior Debt have waived the benefits of this Section 2.03 in respect of such Senior Debt Payment Default or

                  (y) in case of any Significant Event of Default specified in clause (b) of this Section 2.03, for the period (the "Blockage Period") from the date the Obligors or the Subordinated Creditors receive written notice of such Significant Event of Default from the holders of a majority in interest of the Senior Debt (a "Blocking Notice") until the earlier of (1) the date 85 days after such date and (2) the date, if any, on which the Senior Debt to which such default relates is discharged or such default is waived by the holders of such Senior Debt or otherwise cured, provided, that, (i) for purposes of clause (x) of this Section 2.03, to the extent that such Senior Debt Payment Default shall continue for more than 30 days, the respective Senior Debt shall have been accelerated and the holders of such Senior Debt shall be actively and diligently pursuing remedies to obtain payment of such Senior Debt and (ii) for purposes of clause (y) of this Section 2.03, (A) only one Blocking Notice relating to the same or any other Significant Event of Default may be given during any one twelve-month period, (B) not more than two Blocking Notices shall be effective while any Subordinated Debt is outstanding, and (C) a further Blocking Notice relating to the same or any other Significant Event of Default that existed at the time such Blockage Period commenced shall not be effective unless such Significant Event of Default shall in the interim have been cured for a period of at least 90 consecutive days.

                  Immediately upon the expiration of any period under this
Section 2.03 during which no payment may be made on account of the Subordinated Debt, the Obligors may resume making any and all payments of principal of, and interest on, the Subordinated Debt (including any payment of principal or interest missed during such period).

                  In the event that, notwithstanding the foregoing provisions of this Section 2.03, any Subordinated Creditor shall have received any payment prohibited by the foregoing provisions of this Section 2.03, including, without limitation, any such payment arising out of the exercise by any Subordinated Creditor of a right of set-off or counterclaim and any such payment received by reason of other indebtedness of such Obligor being subordinated to the Subordinated Debt, then, and in any such event, such payment shall be held in trust for the benefit of, and shall

                             SUBORDINATION AGREEMENT
be immediately paid over or delivered to, the holders of Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and interest on, the Senior Debt held or represented by each holder of Senior Debt, for application to such Senior Debt remaining unpaid, whether or not then due and payable.

                  The provisions of this Section 2.03 shall not alter the rights of the holders of Senior Debt under the provisions of Section 2.02.

                  2.04 Payment Permitted if No Default. Nothing contained in this Agreement or in any of the Subordinated Debt Documents shall affect the obligation of any Obligor to make (or prevent any Obligor from making) regularly scheduled payments of principal of, or interest on, the Subordinated Debt or any other amount payable by such Obligor under the Subordinated Debt Documents except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of such Obligor referred to in Section 2.02, or under the conditions described in Section 2.03.

                  2.05 Subrogation. Subject to the payment in full in cash of all Senior Debt, the Subordinated Creditors shall be subrogated to the rights of the holders of Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of, and interest on, the Subordinated Debt shall be paid in full in cash. For purposes of such subrogation, no payments or distributions to the holders of Senior Debt of any cash, property or securities to which any Subordinated Creditor would be entitled except for the provisions of this Section 2, and no payments over pursuant to the provisions of this Section 2 to the holders of Senior Debt by any Subordinated Creditor, shall, as between an Obligor, its creditors other than the holders of Senior Debt, and the Subordinated Creditors, be deemed to be a payment or distribution by such Obligor to or on account of the Senior Debt. Following the exercise of remedies under the Senior Debt Documents, the holders of the Senior Debt shall pay over to the Subordinated Creditors the proceeds of the Collateral to the extent that the same exceed the Senior Debt then outstanding for application in accordance with the Subordinated Debt Documents. The holders of the Senior Debt acknowledge that they are holding any possessory Collateral for the account of the Subordinated Creditors.


                  2.06 Provisions Solely to Define Relative Rights. The provisions of this Section 2 are and are intended solely for the purpose of defining the relative rights of the Subordinated Creditors on the one hand and the holders of Senior Debt on the other hand.


                             SUBORDINATION AGREEMENT

Nothing contained in this Section 2 or elsewhere in this Agreement or in the Subordinated Debt Documents is intended to or shall:

                  (a) impair, as among any Obligor, its creditors other than the holders of Senior Debt and the Subordinated Creditors, the obligation of such Obligor, which is absolute and unconditional, to pay to the Subordinated Creditors the principal of, and interest on, the Subordinated Debt as and when the same shall become due and payable in accordance with its terms;

                  (b) affect the relative rights against such Obligor of the Subordinated Creditors and creditors of such Obligor other than the holders of Senior Debt;

                  (c) vitiate the occurrence of an "event of default" under any Subordinated Debt Document to the extent that any failure to make a payment of principal of, or interest on, any Subordinated Debt by reason of the conditions specified in Section 2.02 or 2.03 would otherwise constitute such an event of default; or

                  (d) prevent any Subordinated Creditor from exercising all remedies otherwise permitted by applicable law upon default under this Agreement or the Subordinated Debt Documents, subject to the rights, if any, under this Section 2 of the holders of Senior Debt (i) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of such Obligor referred to in Section 2.02, to receive, pursuant to and in accordance with Section 2.02, cash, property and securities otherwise payable or deliverable to the Subordinated Creditors, or (ii) under the conditions specified in
         Section 2.03, to prevent any payment prohibited by Section 2.03.

                  2.07 No Waiver of Subordination Provisions. No right of present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor or by any act or failure to act, in good faith, by such holder, or by any non-compliance by any Obligor with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof such holder may have or be otherwise charged with.

                  2.08 Notice to Subordinated Creditors. Each Obligor shall give prompt written notice to each Subordinated Creditor of any fact known to such Obligor that would prohibit the making of any payment to it in respect of the Subordinated Debt. Notwithstanding the provisions of this Section 2 or any other provision of this Agreement, no Subordinated Creditor shall be charged with knowledge of the existence of any facts that would prohibit the making of any payment to it in respect of the Subordinated Debt, unless and until such Subordinated

                             SUBORDINATION AGREEMENT

Creditor shall have received written notice thereof from such Obligor or a holder of Senior Debt or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, each Subordinated Creditor shall be entitled in all respects to assume that no such facts exist.

                  Each Subordinated Creditor shall be entitled to rely on the delivery to it of a written notice by a Person representing itself to be a holder of Senior Debt (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee, fiduciary or agent therefor). In the event that such Subordinated Creditor determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Section 2, such Subordinated Creditor may request such Person to furnish evidence to the reasonable satisfaction of such Subordinated Creditor as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Section 2 and if such evidence is not furnished, such Subordinated Creditor may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  2.09 Reliance on Judicial Order or Certificate of Liquidation Agent. Upon any payment or distribution of assets of any Obligor referred to in this Section 2, the Subordinated Creditors shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Subordinated Creditors, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Debt and other indebtedness of such Obligor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 2.


                  Section 3. Miscellaneous.

                  3.01 No Waiver. No failure on the part of any holder of Senior Debt to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any holder of Senior Debt of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                            SUBORDINATION AGREEMENT

                  3.02 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

                  3.03 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its) name on the signature pages hereto or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  3.04 Waivers, Etc. The terms of this Agreement may be waived, altered or amended as to a Subordinated Creditor only by an instrument in writing duly executed by such Subordinated Creditor and by holders of a majority in principal amount at the time of the Senior Debt. Any such amendment or waiver shall be binding upon each holder of Senior Debt and each Subordinated Creditor.

                  3.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Subordinated Creditor and each holder of Senior Debt.

                  3.06 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  3.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.



                            [Signature pages follow.]

                             SUBORDINATION AGREEMENT

                  IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be duly executed and delivered as of the day and year first above written.

                               SUBORDINATED CREDITORS

                               RESERVOIR CAPITAL PARTNERS, L.P.,
                                   individually and as Administrative Agent

                               By:    Reservoir Capital Group, L.L.C.,
                                      General Partner

                                      By /s/ Craig Huff
                                         ______________________________
                                      Name: Craig Huff
                                      Title: Managing Director

                               Address for Notices:

                               650 Madison Avenue
                               New York, NY 10022
                               Attention: Craig Huff
                               Telecopier No.: 212-610-9020


                               RESERVOIR CAPITAL ASSOCIATES L.P.

                               By:    Reservoir Capital Group, L.L.C.,
                                      General Partner

                                      By /s/ Craig Huff
                                         ______________________________
                                      Name: Craig Huff
                                      Title: Managing Director

                               Address for Notices:
                               [same as for the Administrative Agent]


                            SUBORDINATION AGREEMENT

                               RESERVOIR CAPITAL MASTER FUND, L.P.

                               By:    Reservoir Capital Group, L.L.C.,
                                      General Partner

                                      By /s/ Craig Huff
                                        ______________________________
                                      Name: Craig Huff
                                      Title: Managing Director

                                Address for Notices:
                                [same as for the Administrative Agent]


                               SGC PARTNERS II, LLC

                               By:    SG Merchant Banking Fund L.P.,
                                      its managing member

                                      By:    SG Capital Partners L.L.C., its
                                             General partner

                                             By /s/ V. Frank Pottow
                                               ______________________________
                                             Name: V. Frank Pottow
                                             Title: Managing Director

                               Address for Notices:



                               Attention:
                               Telecopier No.:


                            SUBORDINATION AGREEMENT

                               OLYMPUS GROWTH FUND III, L.P.

                               By:    OGP III, LLC, its general partner

                                      By /s/ Louis Mischianti
                                        ______________________________
                                      Name: Louis Mischianti
                                      Title: Member

                               Address for Notices:



                               Attention:
                               Telecopier No.:


                               OLYMPUS EXECUTIVE FUND, L.P.

                               By:    OEF, L.P., its general partner

                                      By:    LJM, L.L.C., a general partner

                                      By /s/ Louis Mischianti
                                        ______________________________
                                      Name: Louis Mischianti
                                      Title: Member

                               Address for Notices:



                               Attention:
                               Telecopier No.:

                            SUBORDINATION AGREEMENT

                                      BORROWER

                                      THE PRINCETON REVIEW, INC.

                                      By /s/ John Katzman
                                        ______________________________
                                      Name: John Katzman
                                      Title: Chief Executive Officer

                                      Address for Notices:

                                      2315 Broadway
                                      New York, NY 10024
                                      Attention: John S. Katzman
                                      Telecopier No.:

                                      With a copy to:

                                      Patterson, Belknap, Webb & Tyler LLP
                                      1133 Avenue of the Americas
                                      New York, NY 10036
                                      Attention: John P. Schmitt, Esq.
                                      Telecopy No. 212-336-2222


                            SUBORDINATION AGREEMENT

                                      SUBSIDIARY GUARANTORS

                                      PRINCETON REVIEW MANAGEMENT, LLC


                                      By /s/ John Katzman
                                        ______________________________
                                      Name:  John Katzman
                                      Title: Chief Executive Officer

                                      Address for Notices:
                                      [same as for the Borrower]


                                      PRINCETON REVIEW PRODUCTS, LLC



                                      By /s/ John Katzman
                                        ______________________________
                                      Name:  John Katzman
                                      Title: Chief Executive Officer

                                      Address for Notices:
                                      [same as for the Borrower]


                                      PRINCETON REVIEW OPERATIONS, LLC



                                      By /s/ John Katzman
                                        ______________________________
                                      Name:  John Katzman
                                      Title: Chief Executive Officer

                                      Address for Notices:
                                      [same as for the Borrower]


                            SUBORDINATION AGREEMENT

                                      PRINCETON REVIEW PUBLISHING, LLC


                                      By /s/ John Katzman
                                        ______________________________
                                      Name:  John Katzman
                                      Title: Chief Executive Officer

                                      Address for Notices:
                                      [same as for the Borrower]


                            SUBORDINATION AGREEMENT

                                       SENIOR CREDITOR

                                       EXCEL BANK, N.A.



                                      By /s/ Thomas I. Apperson
                                         ------------------------------
                                      Name: Thomas I. Apperson
                                      Title:

                                      Address for Notices:



                                      Attention:
                                     Telecopier No.:



                            SUBORDINATION AGREEMENT